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                                                                 EXHIBIT 10.19.1
(MULTICURRENCY -- CROSS BORDER)

                                     ISDA(R)

                  INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                                MASTER AGREEMENT

                          dated as of September 2, 2004

SMBC DERIVATIVE PRODUCTS LIMITED  AND   ASHFORD AUSTIN LP, ASHFORD BLOOMINGTON
             ("PARTY A")                LP, ASHFORD BUENA VISTA LP, ASHFORD
                                        BUFORD I LP, ASHFORD BUFORD II LP,
                                        ASHFORD COLUMBUS LP,.ASHFORD DALLAS LP,
                                        ASHFORD DAYTON LP, ASHFORD DULLES LP,
                                        ASHFORD EVANSVILLE I LP, ASHFORD
                                        EVANSVILLE II LP, ASHFORD EVANSVILLE
                                        III LP, ASHFORD FLAGSTAFF LP, ASHFORD
                                        HOLTSVILLE LP, ASHFORD HORSE CAVE LP,
                                        ASHFORD JACKSONVILLE II LP, ASHFORD LAS
                                        VEGAS LP, ASHFORD LOUISVILLE LP,
                                        ASHFORD MOBILE LP, ASHFORD PHOENIX LP,
                                        ASHFORD PRINCETON LP, ASHFORD SYRACUSE
                                        LP, ASHFORD TERRE HAUTE LP, ASHFORD
                                        TIPTON LAKES LP AND ASHFORD BUCKS
                                        COUNTY LLC
                                      (INDIVIDUALLY AND COLLECTIVELY, "PARTY B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1. INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. OBLIGATIONS

(a)      GENERAL CONDITIONS.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.

       Copyright (C) 1992 by International Swap Dealers Association, Inc.

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value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                PARTY A                                     PARTY B

SMBC DERIVATIVE PRODUCTS LIMITED          ASHFORD AUSTIN LP

By: SMBC Capital Markets, Inc.            By: Ashford Senior General Partner LLC
Its: Agent                                Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

By: /s/ KENICHI MOROOKA
    Name: Kenichi Morooka                 ASHFORD BLOOMINGTON LP
    Title: Managing Director

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD BUENA VISTA LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                                                    ISDA(R) 1992

                                       18
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                                          ASHFORD BUFORD I LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD BUFORD II LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD COLUMBUS LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD DALLAS LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                                                    ISDA(R) 1992

                                      18-1

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                                          ASHFORD DAYTON LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD DULLES LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD EVANSVILLE I LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD EVANSVILLE II LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President


                                                                    ISDA(R) 1992

                                      18-2
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                                          ASHFORD EVANSVILLE III LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD FLAGSTAFF LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD HOLTSVILLE LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD HORSE CAVE LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                                                    ISDA(R) 1992

                                      18-3

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                                          ASHFORD JACKSONVILLE II LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD LAS VEGAS LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                          Name: David A. Brooks
                                          Title: Vice President

                                          ASHFORD LOUISVILLE LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD MOBILE LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                                                    ISDA(R) 1992

                                          18-4

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                                          ASHFORD PHOENIX LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD PRINCETON LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD SYRACUSE LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD TERRE HAUTE LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                          ASHFORD TIPTON LAKES LP

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                                                    ISDA(R) 1992

                                      18-5

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                                          ASHFORD BUCKS COUNTY LLC

                                          By: Ashford Senior General Partner LLC
                                          Its: General Partner

                                          By: /s/ DAVID A. BROOKS
                                              Name: David A. Brooks
                                              Title: Vice President

                                                                    ISDA(R) 1992

                                      18-6